Exhibit 99.2

Forward-Looking Statements
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.
Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Bakken producers Abraxas operated wells
Bakken permits Abraxas non-operated wells
2008-2009
Bakken Sleeper
Numerous additional
opportunities
(operated and non-operated)
~100 gross units *
NO LEASE EXPIRATIONS -
acreage principally held by
production
MINIMAL RESERVES
BOOKED TO-DATE
10% WI NON-OP WELL -
Completing
 AXAS: 3 operated lease
 blocks within 1 location of
 commercial Bakken /
 Three Forks production
 Targeting Q2 - first operated
 well

Montana   North Dakota
Parshall
Nesson
Anticline
Elm
Coulee
Rough
Rider
* ~90 on 1280 acre unit spacing, excludes Lewis &
 Clark Three Forks potential
Lewis &
Clark

The Bakken Advantage
 Total enterprise value - Proved PV10 =
 Bakken acreage value / Net Bakken acres = Bakken value per acre

Small-cap Bakken Players
	Bakken value per acre	Q3 2009 Boepd
Company A	$ 3,149	144
Company B	$ 4,498	5,200
Company C	$ 6,768	963
Company D	$ 6,839	751
Company E	$15,244	5,348

AXAS	$ 1,613	4,430
AXAS utilizing mid-year proved reserves on a typical bank
 price deck
Source: Company filings with the SEC

Eagle Ford Shale
 AXAS:
 ~ 3,200 gross (3,000 net)
 acres HBP
 (gas window)
 ~1,700 gross/net acres
 leased
 (gas / condensate window)
 ********
 Leasing geologically /
 geophysically controlled
 ******
 No expensive trend acreage

South Texas

gas window
oil window
PXD:
Eagle Ford Discovery
Enduring:
Eagle Ford Discovery
AXAS:
HBP acreage
PXD:
Eagle Ford Discovery
EOG:
Eagle Ford Oil
Discovery

Peer Group Analysis
Source: Company filings with the SEC and market capitalization on December 30, 2009

E&P analysis includes market capitalization < $1B (AEZ, AREX, ATPG, AXAS, CFW, CPE, CRZO, CWEI, DBLE, DNE, DPTR, END, EPM, EXXI, FXEN, GDP, GEOI, GMET, GMXR,
 GPOR, GPR, GST, GSX, KOG, MCF, MHR, MMR, NGAS, NOG, PETD, PHX, PINN, PQ, PVA, RAME, REXX, SFY, SGY, TMR, VQ, WRES)
Mean equates to an AXAS share price of:
$19.42
Mean equates to an AXAS share price of:
$5.56
48% undervalued compared to E&P in analysis

Peer Group Analysis
65% under average of E&P in analysis
In-line with average of E&P in analysis
In-line with average of E&P in analysis
Source: Company filings with the SEC

E&P analysis includes market capitalization < $1B (AEZ, AREX, ATPG, AXAS, CFW, CPE, CRZO, CWEI, DBLE, DNE, DPTR, END, EPM, EXXI, FXEN, GDP, GEOI, GMET, GMXR,
 GPOR, GPR, GST, GSX, KOG, MCF, MHR, MMR, NGAS, NOG, PETD, PHX, PINN, PQ, PVA, RAME, REXX, SFY, SGY, TMR, VQ, WRES)

AXAS Highlights
 ▪ NASDAQ: AXAS
 ▪ Fully diluted shares outstanding: ~76 million
 ▪ ~50% institutional
 ▪ ~10% insider
 ▪ Current average trading volume: ~470,000 shares per day
 ▪ Total long-term debt: ~$145 million
 ▪ High quality assets
 ▪ Unparalleled upside opportunities
 ▪ 85% of PDP hedged through 2012 and 70% in 2013
 ▪ $74.96 per barrel and $6.38 per Mmbtu
 ▪ 2010 Guidance:
 ▪ Production: 1.7 - 2.0 MMBoe
 ▪ EBITDA: $38 - 45 Million
 ▪ CapEx: $30 Million

Operational Highlights
➢ Predictable, long-lived production
 ▪ R/P ratio of 16.9 years (PD of 9.3 years)
 ▪ Conventional and unconventional reservoirs
➢ 1,811 gross (429 net) producing wells: average working interest 24%
 ▪ ~690 gross (250 net) wells/units comprise top 90% by PV
➢ Substantial inventory: 158 proved undeveloped locations (plus Bakken)
 ▪ Numerous additional identified locations
➢ 307,310 gross (160,141 net) acres
 ▪ No material lease expiry issues or drilling commitments
➢ Operational control - over 80% of PV10
 ▪ Over 30 years of operational history
 ▪ Efficient, low-cost operator
 ▪ Long history of drilling success
Net proved reserves as of June 1, 2009
Acreage / well count as of December 31, 2008

High Quality Assets
ND
SD
MT
WY
CO
UT
TX
OK
AR
LA
Proved Reserves (MMBoe): 27.9
 - Proved Developed: 55%
 - Gas/Oil %:   71/29%
 - Operated: 83%
Abraxas Petroleum Corporation
Net proved reserves as of June 1, 2009
Bakken
Shale Play
Haynesville
Shale Play
Central Anadarko
Cana - Woodford
Shale Play
Barnett / Woodford
Shale Play
Wolfberry Trend
Rocky Mountain
Mid-Continent
Permian Basin
Gulf Coast
Eagle Ford Shale Play

Reserve / Production Summary
Proved Reserves - 27.9 MMBoe
Production - 4,430 Boepd
Net proved reserves as of June 1, 2009
Daily net production for the quarter ended September 30, 2009
Rocky
Permian
Basin
36%
Gulf
Rocky
Basin
30%
Gulf

Production Profile
Net proved reserves as of June 1, 2009
Next 5 years - 9%
Thereafter - 8%
Projected Annual PDP Decline Rate

Near-Term Drilling Catalysts
AXAS OPERATED:	OUTSIDE OPERATED:
Portilla, South Texas • 2 vertical wells • 9,000’ Frio • Q1 2010 • AXAS 100% WI	Bakken/Three Forks, North Dakota • BTA operated • Completing • AXAS 10% WI
Normanna, South Texas • 10,000’ Wilcox • Drilling • AXAS 20%/40% WI	Granite Wash, Texas Panhandle • 2 wells • Cimarex / Mewbourne operated • Drilling • AXAS <1-8% WI
Spires Ranch, West Texas • 7,000’ Ellenburger • Testing • AXAS 100% WI
Non-op wells gather information

Business Plan
 ▪ Allocate portion of 2010 CapEx to Bakken
 ▪ Investigate Bakken acceleration
 ▪ Increase Eagle Ford position
 ▪ Principally in oil leg
 ▪ Non-core asset sales: >$10 MM - principally non-op
 ▪ Pay down debt
 ▪ Accelerate CapEx: 1/2 of sales above $10 MM
 ▪ 50/50 oil/gas production mix by end of 2010
 ▪ Target greater than 90% operated by end of 2010
 ▪ Awareness of NOL preservation
 ▪ Increase investor interest
 ▪ Increase analyst coverage

NASDAQ: AXAS

Appendix

Rocky Mountain
➢ 7.0 MMBoe of proved reserves
➢ 75% proved developed
➢ 75% crude oil
➢ 1,175 Boepd of production
➢ 15.7 R/P ratio
➢ 894 gross (110 net) producing wells
➢ 65 PUD locations
➢ 97,279 net acres
➢ Primary producing basins include:
 ▪ Williston Basin (MT and ND)
 ▪ Powder River & Green River Basins (WY)
 ▪ Unita Basin (UT)
➢ Bakken / Three Forks - HBP
Rocky Mountain
ND
SD
MT
WY
CO
UT
Medicine Pole Hills Unit
Bowman Co., ND
2 PUD
Red River B: 9,350’
Operator: Continental
Natural Buttes Field
(Chapita Wells Unit)
Uintah Co., UT
20 PUD
Wasatch: 7,000’
Operator: EOG Resources
Cow Hollow Field
Lincoln Co., WY
32 PUD
Frontier: 11,000’
Operator: Kerr-McGee
Bakken Shale Play / Three Forks / Sanish
Area of Operations
Overview
Net proved reserves as of June 1, 2009
Daily net production for the quarter ended September 30, 2009
Roosevelt Field
Billings Co., ND
4 PUD
Nisku: 10,000’
Operator: Abraxas/Summit
North Fork Field
McKenzie Co., ND
6 PUD
Bakken: 10,000’
Red River: 14,000’
Operator: Abraxas

Mid-Continent
➢ 3.4 MMBoe of proved reserves
➢ 73% proved developed
➢ 85% natural gas
➢ 711 Boepd of production
➢ 13.0 R/P ratio
➢ 602 gross (103 net) producing wells
➢ 53 PUD locations
➢ 22,937 net acres
➢ Primary producing basins include:
 ▪ Anadarko Basin (Western OK)
 ▪ Arkoma Basin (Eastern OK)
 ▪ ARK-LA-TEX
➢ Cana Shale (Cimarex, Devon, Chesapeake) - HBP
➢ Haynesville Shale - HBP
TX
KS
OK
AR
LA
Haynesville
Shale Play
Central Anadarko
Cana - Woodford
Shale Play
Pittsburg County CBM
Pittsburg Co., OK
53 PUD
Hartshorne Coal: 3,000’
Operator: Chesapeake / AXAS
Area of Operations
Overview
Net proved reserves as of June 1, 2009
Daily net production for the quarter ended September 30, 2009

Permian Basin
Permian Basin
➢ 10.1 Bcfe of proved reserves
➢ 39% proved developed
➢ 83% natural gas
➢ 1,330 Boepd of production
➢ 19.7 R/P ratio
➢ 236 gross (161 net) producing wells
➢ 30 PUD locations
➢ 31,237 net acres
➢ Primary producing sub-basins:
 ▪ Delaware Basin
 ▪ Eastern Shelf
➢ Barnett / Woodford Shale - fee minerals
TX
Oates SW
Pecos Co., TX
5 PUD
Devonian: 14,000’
Montoya: 14,500’
Operator: Abraxas
ROC Complex
Ward Co., TX
7 PUD
Devonian: 13,000’
Montoya: 14,000’
Operator: Abraxas
Area of Operations
Overview
Beulah Coleman
Midland Co., TX
8 PUD
Wolfberry: 9,000’
Devonian: 11,500’
Operator: Abraxas
Millican Reef Unit
Coke Co., TX
3 PUD
Strawn: 6,700’
Operator: Abraxas
Barnett / Woodford
Shale Play
Wolfberry Trend
Net proved reserves as of June 1, 2009
Daily net production for the quarter ended September 30, 2009

Gulf Coast
Gulf Coast
➢ 7.4 Bcfe of proved reserves
➢ 49% proved developed
➢ 92% natural gas
➢ 1,214 Boepd of production
➢ 17.2 R/P ratio
➢ 79 gross (55 net) producing wells
➢ 13 PUD locations
➢ 8,688 net acres
➢ Primary producing sub-basin:
 ▪ Onshore Gulf Coast
➢ Eagle Ford Shale - HBP
 ▪ Currently leasing additional acreage
TX
LA
AL
MS
Portilla Field
San Patricio Co., TX
3 PUD (2 PDNP)
Frio: 7,000’
Vicksburg: 9,000’
Operator: Abraxas
Edwards Trend
DeWitt / Lavaca Co., TX
10 PUD (4 PDNP)
Edwards: 13,500’
Operator: Abraxas
Area of Operations
Overview
Eagle Ford
Shale Play
Net proved reserves as of June 1, 2009
Daily net production for the quarter ended September 30, 2009

NASDAQ: AXAS